Exhibit 99.1

Building Better Futures Annual General Meeting May 24, 2018

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. The technical contents of this presentation has been reviewed and approved by Nathan M. Stubina, Ph.D., P.Eng., FCIM, Managing Director and a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". To see cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx If you are risk adverse, don’t buy our stock. The past is not a reliable predicator of the future. Unexpected events can change forecasts.

Three Year Financial Summary 3 2015 2016 2017 Q1 2018 Consolidated Production (Gold Eq. oz) 154,529 145,530 152,330 44,344 Average Gold Price ($/oz) $1,145 $1,239 $1,257 $1,311 Average Silver Price ($/oz) $15.06 $17.28 $16.88 $15.96 Earnings per Share, Diluted ($/share) ($0.07) $0.07 ($0.03) ($0.02) Shares Outstanding ('000) 298,634 299,570 337,051 337,086 Liquid Assets ($'000) $31,971 $58,778 $68,078 $55,361

Above Average Returns 4 Average, 25% El Gallo Silver (2012), 26%(3) El Gallo Silver (2013-16), ~10%(3) Wahgnion, 15% Eagle, 30% Tocantinzinho, 17% Coffee, 30% Castle Mountain, 30% El Gallo Gold (to 2017), 50%(1) Gold Bar, 23%(2) Refer to the Notes and Assumptions for more details. Fenix, 25%(4)

5 Gold Bar Construction video https://youtu.be/dEAMop9-SCM

6 Growth Drivers: Operations Substantial Multi-Stage Portfolio El Gallo, Mexico El Gallo 1 Gold Mine Fenix Project Gold Bar Project Mine Exploration Gold Bar, Nevada Black Fox Mine 3 Projects Deep Exploration Exploration Study Stage Permitting San José Mine Exploration Minera Santa Cruz JV Timmins, Canada Los Azules Argentina

Operations Update Corporate Total Q1 2018 FY 2018 Guidance Gold equivalent co-product AISC ($/oz) El Gallo San José Black Fox El Gallo San José Black Fox $764 $1,155 $1,285 Gold equivalent ounces produced 44,344 171,000 7 Operations performing as planned Q1 production by mine (oz. AuEq) San Jose 20,049 El Gallo 12,217 Black Fox 12,078 2018 guidance San Jose 91,000 El Gallo 32,000 Black Fox 48,000

Operating Portfolio: Gold Bar – Gold 8 Gold Price $1,250 $1,350 After Tax IRR 23% 32% Payback 3 yrs 2.5 yrs Very Positive Economics at $1,250 / oz Gold1 Low Capex, Open Pit, Heap Leach, 1.1 gpt oxide ore Average LOM production of 62.8k oz /yr for 7 years Tangible opportunity for LOM extension through exploration Upside – February 2018 Feasibility Study 1Feasibility Study (Feb 2018) Cortez Trend Nevada, USA

9 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Engineering Procurement Receive Record of Decision Site Mobilization & Preparation Site Works Begin Construction Ore Mining & Pad Loading Plant Commissioning / 1st Dore Progress To Date and Next Steps Cortez Trend Nevada, USA Project progress on track (pad and plant construction ongoing) Mine pioneering started Operating Portfolio: Gold Bar – Gold

Operating Portfolio: Black Fox – Gold 10 Evolving Producer Timmins Ontario Q4 2017 after acquisition Today Q2 Q4 2018 E 2019 E Stagnant outlook – depleting reserves High costs No future plans No exploration Active cost containment Aggressive exploration Growth plans being developed Cost improvement initiatives started Exploration LOM plan in place Aggressive cost reduction program Growth plans & initiatives in place Lower cost operation Growth projects starting Exploration Mine transitioning from status at acquisition to a brighter future

Operating Portfolio: Black Fox – Gold 11 Evolving Producer Timmins Ontario Long term outlook integrated approach leveraging know Black Fox resources & acquired with Lexam Maximizing utilization of the Black Fox Stock Mill Fuller Grey Fox Black Fox Froome Deep Black Fox Other Lexam Properties Exploration growth

12 Oxide, leachable ore mined out in Q2, 2018 Stockpile crushing & stacking on heap completed by mid-Q3, 2018 Residual heap leaching to continue through 2022 Oxide mine closure activities to be started Oxide Mining and Heap Leaching Ending Sinaloa State Mexico Samaniego Pit Central Pit Operating Portfolio: El Gallo 1 – Gold

13 Abandoning the separate project approach of the past Adopted an integrated approach Uses existing infrastructure, limits future environmental closure liabilities and substantially reduces capital requirements and intensity 2 Stage Milling Project to add 10-12 years of mine life Sinaloa State Mexico Operating Portfolio: El Gallo 2 – Gold El Gallo Gold El Gallo Silver Project Fenix

14 Average annual production of 47koz AuEq 10-yr LOM producing 47koz /yr (Total 559 koz payable) 2 Stage Milling Project +10 years life & mining El Gallo Silver Sinaloa State Mexico Operating Portfolio: Project Fenix – Gold & Silver Base Case $ 1 , 250 /oz gold $ 16 /oz silver Upside Case $ 1,300 /oz gold $ 17 /oz silver Initial Phase 1 Capex $ 40 . 9 million $ 40 . 9 million Phase 2 Capex $30.4 million $30.4 million IRR 25.2% 3 0.0 % NPV@5% Discount Rate (2) $ 60.2 million $ 76.6 million Payback Period 4 .0 years 3.8 years

15 Sinaloa State Mexico Operating Portfolio: Project Fenix – Gold & Silver Next Steps PEA filing in early Q3. Permitting for In-pit tailings disposal to be started in Q3 Permits expected for Phase 1 in Q4, 2018, Phase 2, in Q3, 2019 PFS in early 2019 Phase 1 Construction in 2019 Phase 2 Construction in 2021

16 Operating Portfolio: Production Growth Production in gold equivalent ounces. Gold / silver ratio 75:1. 2018-2019 based on internal estimates. 154 127 121 88 152 171 146 206 San José El Gallo Black Fox Complex Gold Bar Nevada

17 Black Fox https://youtu.be/lPqRsuBU5wM

McEwen Mining Exploration Focus 18 Black Fox post-acquisition program Gold Bar exploration reactivation San José Argentina Production Black Fox Canada Production Los Azules Argentina PEA Stage El Gallo, Mexico Production & PEA Stage Gold Bar, Nevada Development Stage

Black Fox Complex

Strategic land position

Black Fox and Stock properties

Significant exploration upside


Abitibi Region
+200Moz
Sunday Lake Fault Zone +15Moz
Casa Berardi Fault Zone +5Moz
Destor - Porcupine Fault Zone +80Moz
Larder Lake - Cadillac Fault Zone +100Moz
MUX Mine
MUX Properties
Gold Deposits
200 Km


Timmins-Matheson
Region +80Moz gold
Pipestone Fault
Stock
Taylor
Black
Fox
Matheson
Lexam
Timmins
Destor-Porcupine Fault
N
20 Km

Black Fox Property 20 Black Fox Property Black Fox Froome Grey Fox Indicated Resources Tamarack Black Fox Mine Multiple deposits and mineralized structures

* Indicated Resources are taken from the SRK technical report dated 6 April 2018 Ounces conversion: Resource: 538Koz @ 7.80 gpt Au Reserve: 113Koz @ 8.88 gpt Au Black Fox Mine Longitudinal Section - Looking NE Open Pit Resource Reserve Mined out Black Fox Mine - Potential Near-Term Impact on Life of Mine

Black Fox Mine - Potential Near-Term Impact on Life of Mine

Ounces conversion:

- Resource: 538Koz @ 7.80 gpt Au
- Reserve: 113Koz @ 8.88 gpt Au

Resource Expansion:

- Far West Extension
- Black Fox Depth
- Central

Black Fox Mine Longitudinal Section - Looking NE



Open Pit
200m
400m
600m
800m
1,000m
Far West Extension
CENTRAL
4.50gpt Au / 3.79m
Inc. 10.7gpt Au / 0.58m
Inc. 10.8gpt Au / 0.64m
27.76gpt Au / 6.12m
7.24gpt Au / 3.89m
Inc. 18.4gpt Au / 0.64m
Inc. 18.0gpt Au / 0.48m
21.6gpt Au / 0.84m
5.33gpt Au / 1.45m VG
Depth Extension
0
400
meters
Reserve
Resource
Mined out

* Indicated Resources are taken from the SRK technical report dated 6 April 2018

Black Fox Mine - Potential Near-Term Impact on Life of Mine

Ounces conversion:
- Resource: 538Koz @ 7.80 gpt Au
- Reserve: 113Koz @ 8.88 gpt Au

Resource Expansion:
- Far West Extension
- Black Fox Depth
- Central

Nearby deposits:
- Froome: 159Koz @ 5.26 gpt Au
- Tamarack: 127Koz @ 5.08 gpt Aueq

Black Fox Mine Longitudinal Section - Looking NE



Open Pit
Froome
~800m
~700m
Upper Tamarack
Far West Extension
CENTRAL
4.50gpt Au / 3.79m
Inc. 10.7gpt Au / 0.58m
Inc. 10.8gpt Au / 0.64m
27.76gpt Au / 6.12m
~350m
L. Tamarack
400m
600m
800m
1,000m
7.24gpt Au / 3.89m
Inc. 18.4gpt Au / 0.64m
Inc. 18.0gpt Au / 0.48m
21.6gpt Au / 0.84m
5.33gpt Au / 1.45m VG
Depth Extension
0
400
meters
Reserve
Resource
Mined out

* Indicated Resources are taken from the SRK technical report dated 6 April 2018

Exploration Highlights 24 Stock East: Significant mineralization confirmed Tamarack: First base metal & updated gold resource Black Fox Property Black Fox Tamarack 127Koz @ 5.08gpt AuEq Froome Grey Fox Indicated Resources Stock East Tamarack

Black Fox Exploration Highlights -Gibson SW 25 New high grade structure VG Black Fox Property Black Fox Tamarack 127Koz @ 5.08gpt AuEq Grey Fox Gibson Target: Froome Indicated Resources Gibson SW: 639gpt Au / 0.7m (hole #1062) Gibson SW: 639gpt Au / 0.7m

Black Fox Exploration Highlights - Grey Fox 26 Black Fox Property Black Fox Tamarack 127Koz @ 5.08gpt AuEq Froome Grey Fox Indicated Resources Potential extensions of main deposits and cross-structures 5.4gpt Au / 14.7m 46.3gpt Au / 1m 16.1gpt Au / 3m Grey Fox Contact Zone: 5.4gpt Au / 14.7m (hole #1058) Gibson Target: Gibson SW: 639gpt Au / 0.7m

Black Fox Exploration Highlights - Froome 27 Resource extension potential and adjacent mineralization Black Fox Property Black Fox Tamarack 127Koz @ 5.08gpt AuEq Froome Grey Fox 5.4gpt Au / 14.7m 46.3gpt Au / 1m 16.1gpt Au / 3m 8.61gptAu / 7m incl. 52.7 Au / 1m, 1.8 Au / 22.8m, 13 Au / 0.8m Froome NW: 8.61 gpt Au / 7m, incl. 52.7 / 1m (Hole #243) Indicated Resources Gibson Target: Gibson SW: 639gpt Au / 0.7m VG

Black Fox Exploration Highlights - Multiple targets 28 Drilling follow-up on positive intersections and at new targets Black Fox NW and Gibson-Kelore mineralized structure Black Fox Property Black Fox Tamarack 127Koz @ 5.08gpt AuEq Froome Grey Fox 8.61gptAu / 7m incl. 52.7 Au / 1m, 1.8 Au / 22.8m, 13 Au / 0.8m 5.4gpt Au / 14.7m 46.3gpt Au / 1m 16.1gpt Au / 3m Black Fox NW Gibson-Kelore Indicated Resources Gibson Target: Gibson SW: 639gpt Au / 0.7m

Stock Exploration 29 6.5Km of the Destor-Porcupine Fault Site of Black Fox Stock Mill & Stock Mine (137Koz @ 5.5gpt Au -historical production) Strong exploration potential 29 Destor Porcupine Fault Stock Mine & Mill Stock East Other Targets

Stock East Target

Significant mineralization defined near our Mill

Open along strike and at depth

Stock East Vertical Longitudinal Section -Looking NW



2.8gpt Au / 17.1m
Incl. 18.4gpt Au / 0.6m
2.4gpt Au / 20.4m
2.8gpt Au / 13.6m
Incl. 10.4gpt Au / 1.2m
2.5gpt Au / 40m
1.3gpt Au / 22.3m
1.9gpt Au / 7.3m
3gpt Au / 14m
incl. 9.5gpt Au / 1 m
9.2gpt Au / 0.9m
8.6gpt Au / 0.6m
3.98gpt Au / 12.1m
Incl. 15.9gpt Au / 0.6m
8.4gpt Au / 9.8m
Incl. 57.8gpt Au / 1.2m
4.8gpt Au / 16.3m
Incl. 26.5gpt Au / 2m
2.8gpt Au / 20.8m
Incl. 52.4gpt Au / 0.8m
4.3gpt Au / 22.9m
Incl. 11.8gpt Au / 1.5m
1.6gpt Au / 24.7m
1.3gpt Au / 17.1m
6gpt Au / 13.3m
Incl. 13.2gpt Au / 2.7m
5.2gpt Au /2.4 m
3.1gpt Au / 2.0m
+10gpt
Au X m
200m
400m
600m
Historical Holes
Au GXM
> 50
30 to 50
20 to 30
10 to 20
5 to 10
< 5
MUX 2018
Au GXM
> 50
30 to 50
20 to 30
10 to 20
5 to 10
< 5
0
200
meters



VG
VG
Hole 10

Stock Exploration - Looking Forward 31 Stock East Stock Mine Geophysical targets Schematic composite Longitudinal Section Stock Mine – Stock East 200m Mined 140Koz @ 5.5gpt Au 2.8gpt Au / 20.8m Inc. 52.4gpt Au / 0.8m 3.98gpt Au / 12.1m Inc. 15.9gpt Au / 0.6m 3.00pt Au / 14m incl.9.51 gpt Au / 1 m 9.2 gpt Au / 0.9m 8.6 gpt Au / 0.6m 4.8gpt Au / 16.3m Inc. 26.5gpt Au / 2m 400m 600m Stock Mine & Mill Stock East Open Open Preliminary target areas +10gpt AuXm 2.4gpt Au / 20.4m

Gold Bar - Nevada 32 Strategic land position Along trend, near Barrick giant gold deposits Exploration reactivated after 5 year hiatus 32 Elko Gold Rush Pipeline Cortez Hills Marigold Gold Bar Tonkin Getchell Trend Carlin Trend Battle Mountain Cortez Trend Golstrike Carlin Nevada Gold Trends +250Moz gold Barrick 100Km MUX Mine Gold Deposits

Gold Bar – Priority Exploration Area 33 Near development project exploration Resource update in Q3, 2018 Priority Exploration Area Drill Targets 12km Drill Hole 2.5gpt Au / 12.2m 1.6gpt Au / 13.7m 2.1gpt Au / 38.1m 2.5gpt Au / 10.7m 1.4gpt Au / 16.8m 2.7gpt Au / 6.1m 1.9gpt Au / 15.2m 1.6gpt Au / 12.2m Gold Bar M&I 629 koz Au Gold Bar South Ind. 101 koz Au

Gold Bar Oxide and Sulfide Potential 34 Cabin Creek high-grade Au in sulfide: 8.77gpt Au / 6.7m (historical drill intersection) 0.721 ppm Au 5.92 ppm Au 9.69 ppm Au 8.51 ppm Au 7.55 ppm Au 8.55 ppm Au 9.98 ppm Au

High quality projects in gold-rich mining regions 2018 Deliverables: Tamarack and Stock East initial resources Gold Bar resource update Life-of-Mine Extensions Potential new discoveries Summary – Black Fox and Gold Bar Exploration 35

Los Azules, Argentina 36 Leverage to Copper, Huge Deposit, Quick Payback Excellent financials . ACHIEVEMENTS SINCE 2017 AGM TARGETTED GOALS FOR THE NEXT 12 MONTHS OUR PROJECT MASTER PLAN

Within the Andes Mountains ~6kms from the border with Chile. Existing Port access through Chile (~244km away) Pro-business Presidency Los Azules San Juan Province Los Azules - San Juan, Argentina Port of Coquimbo

Our Achievements in the last 12 months 38 2017 Preliminary Economic Assessment Project De-Risking Completed Environmental Baseline, Commenced EIA - Permit Submission Defined Project Enhancements for: All year access road Improved low-altitude power transmission Confirmed Logistics via Chile and Port Access Identified Business Opportunities Commenced Preliminary Engineering

Our Targeted Goals for the next 12 months: Submit the Application for Permit to Argentina Authorities in Q1 2019 Construct a Pioneer Road for the “Northern Route” Define and contract the Power Solution Complete all Agreements for logistics and exports through Chile Aircraft and Airstrip permits developed and submitted to authorities Infill drilling to achieve “Measured” status for the 5 year pay back pit Preliminary Engineering completed Develop the Value-Adding Opportunities Create Certainty to all Project Elements Increase the Project IRR & NPV 39

Activity H1 2018 H2 2018 H1 2019 H2 2019 H1 2020 H2 2020 PERMITTING PROJECT DE-RISKING INFILL DRILLING CHILE PORT & ROADS POWER LINE ARGENTINA ROAD ARGENTINA AIRSTRIP PRELIMINARY ENGINEERING INVESTMENT DECISION Project Master Plan - Los Azules 40 INCREASING INVESTOR INTEREST / INCREASING ASSET VALUE

Improvement is doing things better. Innovation is doing things differently. Innovation = Need + Idea + Implementation 41

There’s a myth that innovation is capital intensive There’s never a shortage of good ideas or creativity; innovation fails because it doesn’t get implemented 42

43

Estimation Real-time, fragmentation analysis Inspection and monitoring Hyperspectral analysis UAVs 44

45

The Agriculture Revolution is in Full Swing 46

Bioleaching After 3 Days in Heap Using Proprietary Bio-Technology After 12 Weeks in Heap Using Proprietary Bio-Technology 47

Water Only Bio-Mine Strain #1 Bio-Mine Strain #2 48

49

Sensors Dissolved Oxygen Compaction Cyanide pH Temperature Moisture 50

Gold & Commodities Are Cheap! GSCI/S&P500 Ratio: Relative Value Equities vs Commodities 51 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Dr. Torsten Dennin, Incrementum AG, Bloomberg, S&P Dow Jones Indicies. Updated as of May 23, 2018. Commodities Expensive Equities Cheap Equities Expensive Commodities Cheap Oil Crisis 1973/1974 Gulf Crisis 1990 GFC 2008 Dotcom Bubble Median: 4.0 = 0 1 2 3 4 5 6 7 8 9 10 1970 1976 1982 1988 1994 2000 2006 2012 2018

Gold Equities: Downside Risk Appears Low! Bear Markets Compared: BGMI Bear Markets Since 1939 (77 years) 52 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG Duration (Number of Weeks) We bottomed here! 0% 20% 40% 60% 80% 100% 1 41 81 121 161 201 241 Mar 1939 - Apr 1942 Mar 1968 - Dec 1969 Aug 1974 - Aug 1976 Oct 1980 - Jun 1982 Jan 1983 - Nov 1986 Jan 1996 - Oct 2000 Feb 2008 - Nov 2008 Apr 08, 2011 - Jan 22, 2016

Gold Equities Upside Potential is Compelling! Bull Markets Compared: BGMI Bull Markets Since 1942 (76 years) 53 Credit: in gold we trust .report. Incrementum. June 1, 2017 by Ronald-Peter Stoeferle, Mark J. Valek Source: Nowandfutures, TheDailyGold.com, Barrons, Incrementum AG. Updated as of May 18, 2018. Duration (Number of Weeks) We are here! 0% 100% 200% 300% 400% 500% 600% 700% 800% 1 41 81 121 161 201 241 281 321 361 401 Oct 1942 - Feb 1946 Jul 1960 - Mar 1968 Dec 1971 - Aug 1974 Aug 1976 - Oct 1980 Nov 2000 - Mar 2008 Oct 2008 - Apr 2011 Jan 2016 - May 2018

54 Source: Bloomberg. As of May 23, 2018. Gold Moving In All Currencies ARG Turk Pound USD AUD CAD EURO JPY RUS % -20 0 20 40 60 80 100 120 140 2016 2017 2018

Gold Equities Are Under Owned 55 Total Mkt Cap - All US Public Equity Companies $31 Trillion Mkt Cap S&P 500 Companies as % Total Mkt Cap 80% Value of 80% $24.8 Trillion Mkt Cap of Only Gold Stock in S&P 500 (Newmont) $21 Billion Newmont’s Mkt Cap as % Total S&P 500 Mkt Cap of 1% Total Mkt Cap - All US Public Equity Companies $31 Trillion Mkt Cap S&P 500 Companies as % Total Mkt Cap 80% Value of 80% $24.8 Trillion Mkt Cap of Only Gold Stock in S&P 500 (Newmont) $21 Billion Newmont’s Mkt Cap as % Total S&P 500 Mkt Cap Source: Bloomberg. As of May 23, 2018.

Gold Shares % of NYSE Market Cap 56 Homestake / Newmont NYSE % 1938 0.7 B 5.0% 1987 2.7 B 4.5% 2000 2.3 B 2.0% 2011 69 B 0.6 % Today 21 B 0.08%

57 99% of all the precious metal producers in the world are ineligible to be included in the S&P 500 MUX’s Goal Qualify for S&P 500

MUX vs Gold, GDX and GDXJ – Illustration of Impact of a High Beta Nov 2009 - Present 58 2010 2011 2012 2013 2014 2015 2016 2017 Source: Bloomberg. US$. As of May 23, 2018. 1MUX beta to gold, 3 years % -56% GDX -18% MUX 10% Gold -70% GDXJ 2018 Beta1: 2.8x -100 -50 0 50 100 150 200 250

Comparative Performance – Jan. 2016 to Present 59 % Change Source: Bloomberg. As of May 24, 2018 115% MUX 43% Dow 33% S&P 500 -50 0 50 100 150 200 250 300 350 2016 2017 2018 MUX S&P 500 Dow

Notes and Assumptions 60 El Gallo Gold – Financial details presented were calculated using actual results disclosed in McEwen Mining’s 10-K and 10-Q filings on EDGAR and SEDAR from 2011 to present. Gold Bar – Information presented was obtained from the Gold Bar Project Feasibility Study, issued March 30, 2018 and can be accessed through the Company’s website. El Gallo Silver – Information presented was taken from the El Gallo Complex Phase II Project Feasibility Study filed on SEDAR and EDGAR September 28, 2012 and other internal estimates. Fenix – Information presented was taken from the Fenix PEA, as disclosed in our news released dated May 25, 2018, “McEwen Mining Announces New Preliminary Economic Assessment Extending Life an additional 10 Years in Mexico”. Comparative Projects – The economic information presented on peer group mining projects was obtained from publicly available technical reports, using metal price assumptions between $1,150/oz and $1,250/oz, filed on SEDAR and/or the respective company’s websites.